Exhibit 99.1

FOR IMMEDIATE RELEASE February 23, 2011
For more information, contact:

Wendy C. Waugaman, Chief Executive Officer
(515) 457-1824, wcwaugaman@american-equity.com

John M. Matovina, Chief Financial Officer
(515) 457-1813, jmatovina@american-equity.com

Julie L. LaFollette, Director of Investor Relations
(515) 273-3602, jlafollette@american-equity.com

Debra J. Richardson, Chief Administrative Officer
(515) 273-3551, drichardson@american-equity.com

American Equity Reports Fourth Quarter and
Fiscal Year 2010 Results

WEST DES MOINES, Iowa (February 23, 2011) – American Equity Investment Life Holding Company (NYSE: AEL), a leading underwriter of index and fixed rate annuities, today reported operating income1 for the year 2010 of $108.9 million, or $1.70 per diluted common share, an increase of 7% over 2009 operating income of $101.8 million or $1.75 per diluted common share.  2010 fourth quarter operating income was $26.4 million, or $0.41 per diluted common share, a decrease of 8% compared to 2009 fourth quarter operating income of $28.7 million or $0.48 per diluted common share.

Performance highlights for the fourth quarter and year of 2010 include:

▪
2010 annuity sales of $4.7 billion ($4.2 billion net of coinsurance), and fourth quarter sales of $1.6 billion ($1.5 billion net of coinsurance) representing year over year growth of 27% and 73% for the year and quarter, respectively

▪	2010 investment earnings of $1 billion and fourth quarter investment earnings of $278 million, representing year over year growth of 11% and 14% for the year and quarter, respectively

▪	2010 investment spread margin over the cost of money on annuity deposits of 3.15% and fourth quarter spread of 3.14% compared to 2009 full year and fourth quarter spread of 3.04%

▪	A risk-based capital (“RBC”) ratio of 350% at December 31, 2010, compared to 337% at December 31, 2009

▪	Book value per outstanding common share of $16.07 at December 31, 2010, including Accumulated Other Comprehensive Income

1           In addition to net income, American Equity has consistently utilized operating income, a non-GAAP financial measure commonly used in the life insurance industry, as an economic measure to evaluate its financial performance.  See accompanying tables for reconciliations of net income to operating income and descriptions of reconciling items.  See Company’s Annual Report on Form 10-K for a more complete discussion of the reconciling items and their impact on net income for the periods presented.  Net income was $9.0 million and $42.9 million for the fourth quarter and full year of 2010, respectively, compared to $36.0 million and $68.5 million for the same periods in 2009.

Commented David J. Noble, founder and Executive Chairman of American Equity:  “Since the onset of the global financial crisis in 2008, equity market uncertainty and low interest rates have driven the demand for safe money, principal-protected products such as index annuities.  American Equity is more than meeting that demand, as demonstrated by our sales growth (net of coinsurance) of 43% in 2010, which built on top of 28% growth in 2009.  Our total invested assets are now $19.8 billion as of December 31, 2010, an increase of 56% over that two-year period.”

RECORD INVESTMENT SPREAD DESPITE FALLING 2010 ASSET YIELDS

American Equity earned an investment spread margin of 3.14% over the cost of money on annuity liabilities for the fourth quarter of 2010.  Although aggregate yield earned on invested assets for this quarter declined year over year to 6.02%, the cost of money also declined to 2.88%.  In the fourth quarter, a total of $3.6 billion of new fixed income securities were purchased at an average yield of 5.35%.

The adjusted aggregate yield for the fourth quarter was 6.07%, after adjustments for nonrecurring items including the cost of holding excess cash balances, and the benefit of prepayment income on certain assets.  The adjusted cost of money for the quarter was 2.94%, after adjusting for nonrecurring items including the benefit of holding excess call options on the applicable indexes.

In response to falling yields, American Equity announced rate cuts applicable to new annuity policies sold after January 10, 2011.  Renewal rates on existing annuities remain unchanged.  Yields on new investments are beginning to rise again, and in January 2011 new fixed income securities were purchased at an average yield of 5.41%.  The company constantly monitors yield data, and will consider future rate increases should the trend of rising yields continue.

A.M. BEST AFFIRMS “A- EXCELLENT” RATING, UPGRADES OUTLOOK

In January 2011 A.M. Best Co. (“A.M. Best”) affirmed the “A- Excellent” financial strength ratings assigned to American Equity’s life subsidiaries, and upgraded the outlook for such ratings from negative to stable.  As the basis for its decision A.M Best cited the company’s prominence in the indexed annuity marketplace, strong risk-adjusted capitalization, positive earnings trends, and defeat of the Securities and Exchange Commission Rule 151A.

As part of the rating process, the company’s newest life subsidiary, Eagle Life Insurance Company (“Eagle”), was assigned an “A- Excellent” rating.  American Equity formed Eagle for the purpose of marketing index annuities through the broker-dealer distribution channel.

American Equity’s Chief Executive Officer and President Wendy C. Waugaman commented: “While we view the outlook upgrade as positive for the company, we continue to believe that our consistent, strong financial performance deserves recognition in the form of higher ratings.”

TRANSACTIONS TO SUSTAIN CAPITAL STRENGTH

American Equity remains very well-capitalized, with a risked-based capital ratio of 350% of company action level at December 31, 2010.  The company remains opportunistic in exploring and implementing capital management strategies designed to maintain capital strength over a minimum three year period, and entered into two such transactions subsequent to the close of the quarter.

In February, 2011 American Equity entered into a binding letter of intent to complete a reinsurance transaction with Hannover Life Reassurance Company of America (“Hannover”) on or before March 31, 2011.  This transaction is similar to prior surplus relief reinsurance agreements between American Equity and Hannover, and will provide a pre-tax surplus benefit to the company of approximately $50 million.

In addition, in January 2011, the company completed a new three-year revolving credit facility providing up to $160 million of borrowing capacity from a group of seven banks.  While this facility may be used from time to time to support the regulatory capital of American Equity’s operating subsidiaries, the company would view such usage as short term in nature and would expect to refinance any such borrowings with a longer term source of capital.  The principal purpose of the new facility is to provide a source of liquidity should holders of the company’s convertible senior notes elect to convert, which would require a payment in cash of a portion of the value of such notes.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  Forward-looking statements relate to future operations, strategies, financial results or other developments, and are subject to assumptions, risks and uncertainties.  Statements such as “guidance”, “expect”, “anticipate”, “believe”, “goal”, “objective”, “target”, “may”, “should”, “estimate”, “projects” or similar words as well as specific projections of future results qualify as forward-looking statements.  Factors that may cause our actual results to differ materially from those contemplated by these forward looking statements can be found in the company’s Form 10-K filed with the Securities and Exchange Commission.   Forward-looking statements speak only as of the date the statement was made and the company undertakes no obligation to update such forward-looking statements.  There can be no assurance that other factors not currently anticipated by the company will not materially and adversely affect our results of operations.  Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf.

CONFERENCE CALL

American Equity will hold a conference call to discuss 2010 earnings on Thursday, February 24, 2011, at 10 a.m. CST.  The conference call will be webcast live on the Internet. Investors and interested parties who wish to listen to the call on the Internet may do so at www.american-equity.com.

The call may also be accessed by telephone at 1-800-573-4754, passcode 61820585 (international callers, please dial 1-617-224-4325).  An audio replay will be available via telephone through March 17, 2011 1-888-286-8010, passcode 50661171 (international callers will need to dial 1-617-801-6888).

ABOUT AMERICAN EQUITY

American Equity Investment Life Holding Company, through its wholly-owned operating subsidiaries, is a full service under writer of a broad line of annuity and insurance products, with a primary emphasis on the sale of index and fixed rate annuities.  American Equity Investment Life, a New York Stock Exchange Listed company (NYSE: AEL), is headquartered in West Des Moines, Iowa.  For more information, visit www.american-equity.com.

###

American Equity Investment Life Holding Company

Net Income (Loss)/Operating Income (Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2010	2009	2010	2009
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$2,871	$3,135	$11,982	$12,654
Annuity product charges	16,402	15,857	69,075	63,358
Net investment income	277,876	243,244	1,036,106	932,172
Change in fair value of derivatives	201,604	108,718	168,862	216,896
Net realized gains on investments, excluding other than
temporary impairment ("OTTI") losses	1,462	40,692	23,726	51,279
OTTI losses on investments:
Total OTTI losses	(3,197)	(48,747)	(19,544)	(220,415)
Portion of OTTI losses recognized in (from) other comprehensive income	(12,639)	25,632	(4,323)	133,644
Net OTTI losses recognized in operations	(15,836)	(23,115)	(23,867)	(86,771)
Loss on extinguishment of debt	-	(3,773)	(292)	(675)
Total revenues	484,379	384,758	1,285,592	1,188,913

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,622	1,979	8,251	8,889
Interest sensitive and index product benefits	148,376	140,855	733,218	347,883
Amortization of deferred sales inducements	38,357	22,185	59,873	39,999
Change in fair value of embedded derivatives	142,463	114,872	130,950	529,508
Interest expense on notes payable	7,861	3,565	22,125	14,853
Interest expense on subordinated debentures	3,700	3,741	14,906	15,819
Interest expense on amounts due under repurchase agreements	-	190	-	534
Amortization of deferred policy acquisition costs	62,408	43,071	136,388	88,009
Other operating costs and expenses	65,715	11,950	114,615	57,255
Total benefits and expenses	470,502	342,408	1,220,326	1,102,749

Income before income taxes	13,877	42,350	65,266	86,164
Income tax expense	4,839	6,329	22,333	17,634
Net income	9,038	36,021	42,933	68,530
Net realized gains and net OTTI losses on investments, net of offsets	4,687	(12,293)	379	(1,339)
Lawsuit settlement	27,297	-	27,297	-
Convertible debt retirement, net of income taxes	-	2,207	171	687
Net effect of derivative and other index annuity, net of offsets	(14,628)	2,779	38,167	33,900

Operating income (a)	$26,394	$28,714	$108,947	$101,778

Earnings (loss) per common share	$0.15	$0.62	$0.73	$1.22
Earnings (loss) per common share - assuming dilution	$0.14	$0.60	$0.68	$1.18
Operating income per common share (a)	$0.45	$0.49	$1.86	$1.81
Operating income per common share - assuming dilution (a)	$0.41	$0.48	$1.70	$1.75

Weighted average common shares outstanding (in thousands):
Earnings per common share	58,757	58,143	58,507	56,138
Earnings per common share - assuming dilution	65,054	60,946	64,580	58,915

American Equity Investment Life Holding Company

Operating Income
Three months ended December 31, 2010 (Unaudited)

		Adjustments
		Realized Gains	Derivative
		and Other	and Other	Operating
	As Reported	Adjustments	Index Annuity	Income (a)
	(Dollars in thousands, except per share data)
Reserves:
Traditional life and accident and health insurance premiums	$2,871	$-	$-	$2,871
Annuity product charges	16,402	-	-	16,402
Net investment income	277,876	-	-	277,876
Change in fair value of derivatives	201,604	-	(172,203)	29,401
Net realized gains on investments, excluding other than			-	-
temporary impairment ("OTTI") losses	1,462	(1,462)	-	-
Net OTTI losses recognized in operations	(15,836)	15,836	-	-
Total revenues	484,379	14,374	(172,203)	326,550

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,622	-	-	1,622
Interest sensitive and index product benefits	148,376	-	(56)	148,320
Amortization of deferred sales inducements	38,357	4,311	(14,949)	27,719
Change in fair value of embedded derivatives	142,463	-	(114,351)	28,112
Interest expense on notes payable	7,861	-	-	7,861
Interest expense on subordinated debentures	3,700	-	-	3,700
Amortization of deferred policy acquisition costs	62,408	8,514	(20,134)	50,788
Other operating costs and expenses	65,715	(48,000)	-	17,715
Total benefits and expenses	470,502	(35,175)	(149,490)	285,837

Income before income taxes	13,877	49,549	(22,713)	40,713
Income tax expense	4,839	17,565	(8,085)	14,319

Net income	$9,038	$31,984	$(14,628)	$26,394

Earnings per common share	$0.15			$0.45
Earnings per common share - assuming dilution	$0.14			$0.41

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and related deferred tax valuation allowance, loss on extinguishment of convertible debt, the settlement of a class action lawsuit, fair value changes in derivatives and embedded derivatives and the Lehman counterparty default on expired call options.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor's understanding of our underlying results and profitability.

American Equity Investment Life Holding Company
Financial Supplement

December 31, 2010

A.	Financial Highlights

	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Operating Income
	Year Ended December 31, 2010	3
	Three Months Ended December 31, 2010	4
	Quarterly Summary – Most Recent 5 quarters	5
	Capitalization/ Book Value per Share	6

B.	Product Summary

	Annuity Deposits by Product Type	7
	Surrender Charge Protection and Account Values by Product Type	7
	Annuity Liability Characteristics	8
	Spread Results	10

C.	Investment Summary

	Summary of Invested Assets	10
	Credit Quality of Fixed Maturity Securities	11
	Watch List Securities	11
	Summary of Residential Mortgage Backed Securities	12
	Mortgage Loans by Region and Property Type	13

D.	Shareholder Information	14

E.	Research Analyst Coverage	15

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2010

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	December 31, 2010	December 31, 2009
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$15,830,663	$10,704,131
Held for investment, at amortized cost	822,200	1,635,083
Equity securities, available for sale, at fair value	65,961	93,086
Mortgage loans on real estate	2,598,641	2,449,778
Derivative instruments	479,786	479,272
Other investments	19,680	12,760
Total investments	19,816,931	15,374,110

Cash and cash equivalents	597,766	528,002
Coinsurance deposits	2,613,191	2,237,740
Accrued investment income	167,645	113,658
Deferred policy acquisition costs	1,747,760	1,625,785
Deferred sales inducements	1,227,328	1,011,449
Deferred income taxes	143,259	85,661
Income taxes recoverable	6,128	103,684
Other assets	106,755	231,915
Total assets	$26,426,763	$21,312,004

Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves	$23,655,807	$19,336,221
Other policy funds and contract claims	222,860	119,403
Notes payable	330,835	316,468
Subordinated debentures	268,435	268,347
Other liabilities	1,010,779	516,942
Total liabilities	25,488,716	20,557,381

Stockholders’ equity:
Common stock	56,968	56,203
Additional paid-in capital	454,454	422,225
Unallocated common stock held by ESOP	(4,815)	(5,679)
Accumulated other comprehensive income (loss)	81,820	(30,456)
Retained earnings	349,620	312,330
Total stockholders’ equity	938,047	754,623
Total liabilities and stockholders’ equity	$26,426,763	$21,312,004

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2010

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
Revenues:
Traditional life and accident and health insurance premiums	$2,871	$3,135	$11,982	$12,654
Annuity product charges	16,402	15,857	69,075	63,358
Net investment income	277,876	243,244	1,036,106	932,172
Change in fair value of derivatives	201,604	108,718	168,862	216,896
Net realized gains on investments, excluding other than temporary impairment (“OTTI”) losses	1,462	40,692	23,726	51,279
OTTI losses on investments:
Total OTTI losses	(3,197)	(48,747)	(19,544)	(220,415)
Portion of OTTI losses recognized in (from) other comprehensive income	(12,639)	25,632	(4,323)	133,644
Net OTTI losses recognized in operations	(15,836)	(23,115)	(23,867)	(86,771)
Loss on extinguishment of debt	–	(3,773)	(292)	(675)
Total revenues	484,379	384,758	1,285,592	1,188,913

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,622	1,979	8,251	8,889
Interest sensitive and index product benefits	148,376	140,855	733,218	347,883
Amortization of deferred sales inducements	38,357	22,185	59,873	39,999
Change in fair value of embedded derivatives	142,463	114,872	130,950	529,508
Interest expense on notes payable	7,861	3,565	22,125	14,853
Interest expense on subordinated debentures	3,700	3,741	14,906	15,819
Interest expense on amounts due under repurchase agreements	–	190	–	534
Amortization of deferred policy acquisition costs	62,408	43,071	136,388	88,009
Other operating costs and expenses	65,715	11,950	114,615	57,255
Total benefits and expenses	470,502	342,408	1,220,326	1,102,749

Income before income taxes	13,877	42,350	65,266	86,164
Income tax expense	4,839	6,329	22,333	17,634
Net income	$9,038	$36,021	$42,933	$68,530

Earnings per common share	$0.15	$0.62	$0.73	$1.22
Earnings per common share - assuming dilution (a)	$0.14	$0.60	$0.68	$1.18
Weighted average common shares outstanding (in thousands):
Earnings per common share	58,757	58,143	58,507	56,138
Earnings per common share - assuming dilution	65,054	60,946	64,580	58,915

(a)
The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $259 for the three months ended December 31, 2010 and December 31, 2009, $1,035 for the year ended December 31, 2010 and $1,037 for the year ended December 31, 2009.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2010

Operating Income
Year ended December 31, 2010 (Unaudited)

		Adjustments
	As Reported	Realized Gains and Other Adjustments	Derivatives and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$11,982	$–	$–	$11,982
Annuity product charges	69,075	–	–	69,075
Net investment income	1,036,106	–	–	1,036,106
Change in fair value of derivatives	168,862	–	35,711	204,573
Net realized gains on investments, excluding other than temporary impairment (“OTTI”) losses	23,726	(23,726)	–	–
Net OTTI losses recognized in operations	(23,867)	23,867	–	–
Loss on extinguishment of debt	(292)	292	–	–
Total revenues	1,285,592	433	35,711	1,321,736

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	8,251	–	–	8,251
Interest sensitive and index product benefits	733,218	–	(9,616)	723,602
Amortization of deferred sales inducements	59,873	852	39,213	99,938
Change in fair value of embedded derivatives	130,950	–	(101,355)	29,595
Interest expense on notes payable	22,125	–	–	22,125
Interest expense on subordinated debentures	14,906	–	–	14,906
Amortization of deferred policy acquisition costs	136,388	4,414	48,332	189,134
Other operating costs and expenses	114,615	(48,000)	–	66,615
Total benefits and expenses	1,220,326	(42,734)	(23,426)	1,154,166

Income before income taxes	65,266	43,167	59,137	167,570
Income tax expense	22,333	15,320	20,970	58,623
Net income	$42,933	$27,847	$38,167	$108,947

Earnings per common share	$0.73			$1.86
Earnings per common share – assuming dilution	$0.68			$1.70

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, loss on extinguishment of debt, the settlement of a class action lawsuit  and fair value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration	$438,394	$–	$438,394
Cost of money for fixed index annuities	(260,970)	–	(260,970)
Change in the difference between fair value and remaining option cost at beginning and end of period	(8,562)	35,711	27,149
	$168,862	$35,711	$204,573

Index credits included in interest credited to account balances	$454,660		$454,660

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2010

Operating Income
Three months ended December 31, 2010 (Unaudited)

		Adjustments
	As Reported	Realized Gains and Other Adjustments	Derivatives and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$2,871	$–	$–	$2,871
Annuity product charges	16,402	–	–	16,402
Net investment income	277,876	–	–	277,876
Change in fair value of derivatives	201,604	–	(172,203)	29,401
Net realized gains on investments, excluding other than temporary impairment (“OTTI”) losses	1,462	(1,462)	–	–
Net OTTI losses recognized in operations	(15,836)	15,836	–	–
Total revenues	484,379	14,374	(172,203)	326,550

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,622	–	–	1,622
Interest sensitive and index product benefits	148,376	–	(56)	148,320
Amortization of deferred sales inducements	38,357	4,311	(14,949)	27,719
Change in fair value of embedded derivatives	142,463	–	(114,351)	28,112
Interest expense on notes payable	7,861	–	–	7,861
Interest expense on subordinated debentures	3,700	–	–	3,700
Amortization of deferred policy acquisition costs	62,408	8,514	(20,134)	50,788
Other operating costs and expenses	65,715	(48,000)	–	17,715
Total benefits and expenses	470,502	(35,175)	(149,490)	285,837

Income before income taxes	13,877	49,549	(22,713)	40,713
Income tax expense	4,839	17,565	(8,085)	14,319
Net income	$9,038	$31,984	$(14,628)	$26,394

Earnings per common share	$0.15			$0.45
Earnings per common share – assuming dilution	$0.14			$0.41

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, the settlement of a class action lawsuit and fair value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration	$74,120	$–	$74,120
Cost of money for fixed index annuities	(72,242)	–	(72,242)
Change in the difference between fair value and remaining option cost at beginning and end of period	199,726	(172,203)	27,523
	$201,604	$(172,203)	$29,401

Index credits included in interest credited to account balances	$73,235		$73,235

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2010

Operating Income/Net Income
Quarterly Summary – Most Recent 5 Quarters (Unaudited)

	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$2,871	$3,181	$2,643	$3,287	$3,135
Annuity product charges	16,402	18,538	18,617	15,518	15,857
Net investment income	277,876	260,475	254,845	242,910	243,244
Change in fair value of derivatives	29,401	17,095	91,306	66,771	6,597
Total revenues	326,550	299,289	367,411	328,486	268,833

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,622	2,128	2,169	2,332	1,979
Interest sensitive and index product benefits	148,320	155,667	224,331	195,284	140,704
Amortization of deferred sales inducements	27,719	24,942	24,503	22,774	20,772
Change in fair value of embedded derivatives	28,112	1,483	–	–	–
Interest expense on notes payable	7,861	4,940	4,673	4,651	3,565
Interest expense on subordinated debentures	3,700	3,805	3,716	3,685	3,741
Interest expense on amounts due under repurchase agreements	–	–	–	–	190
Amortization of deferred policy acquisition costs	50,788	47,754	46,417	44,175	41,732
Other operating costs and expenses	17,715	16,213	16,702	15,985	11,950
Total benefits and expenses	285,837	256,932	322,511	288,886	224,633

Operating income before income taxes	40,713	42,357	44,900	39,600	44,200
Income tax expense	14,319	14,795	15,692	13,817	15,486

Operating income (a)	26,394	27,562	29,208	25,783	28,714
Net realized gains and net OTTI losses on investments, net of offsets	(4,687)	1,950	(11)	2,369	12,293
Lawsuit settlement	(27,297)	–	–	–	–
Convertible debt retirement, net of income taxes	–	–	(171)	–	(2,207)
Net effect of derivatives and other index annuity, net of offsets	14,628	(8,998)	(30,530)	(13,267)	(2,779)

Net income (loss)	$9,038	$20,514	$(1,504)	$14,885	$36,021

Operating income per common share (a)	$0.45	$0.47	$0.50	$0.44	$0.49
Operating income per common share – assuming dilution (a)	$0.41	$0.45	$0.48	$0.43	$0.48
Earnings (loss) per common share	$0.15	$0.35	$(0.03)	$0.26	$0.62
Earnings (loss) per common share – assuming dilution	$0.14	$0.33	$(0.03)	$0.25	$0.60

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	58,757	58,564	58,427	58,225	58,143
Earnings (loss) per common share - assuming dilution	65,054	62,498	61,592	61,138	60,946

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations and related deferred tax valuation allowance, loss on extinguishment of debt, the settlement of a class action lawsuit and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2010

Capitalization/ Book Value per Share

	December 31, 2010	December 31, 2009
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$330,835	$316,468
Subordinated debentures payable to subsidiary trusts	268,435	268,347
Total debt	599,270	584,815

Total stockholders’ equity	938,047	754,623

Total capitalization	1,537,317	1,339,438
Accumulated other comprehensive (income) loss (AOCL)	(81,820)	30,456
Total capitalization excluding AOCL (a)	$1,455,497	$1,369,894

Total stockholders’ equity	$938,047	$754,623
Accumulated other comprehensive (income) loss	(81,820)	30,456
Total stockholders’ equity excluding AOCL (a)	$856,227	$785,079

Common shares outstanding (b)	58,377,233	57,698,687

Book Value per Share: (c)
Book value per share including AOCL	$16.07	$13.08
Book value per share excluding AOCL (a)	$14.67	$13.61

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	22.7%	23.1%
Adjusted debt / Total capitalization	26.2%	27.7%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCL, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCL.  Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2010 -1,855,835 shares; 2009 - 2,022,800 shares and exclude unallocated shares held by ESOP: 2010 - 447,048 shares; 2009 - 527,272 shares.

(c)
Book value per share including and excluding AOCL is calculated as total stockholders’ equity and total stockholders’ equity  excluding AOCL divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCL.  Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization including AOCL.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2010

Annuity Deposits by Product Type

	Three Months Ended December 31,		Year Ended December 31,
Product Type	2010	2009	2010	2009
	(Dollars in thousands)
Fixed Index Annuities:
Index Strategies	$871,622	$372,102	$2,401,891	$1,535,477
Fixed Strategy	459,711	386,907	1,551,007	1,849,833
	1,331,333	759,009	3,952,898	3,385,310
Fixed Rate Annuities:
Single-Year Rate Guaranteed	134,561	36,633	331,705	113,511
Multi-Year Rate Guaranteed	88,590	104,301	384,116	178,737
	223,151	140,934	715,821	292,248
Total before coinsurance ceded	1,554,484	899,943	4,668,719	3,677,558
Coinsurance ceded	76,665	234,640	478,962	749,260
Net after coinsurance ceded	$1,477,819	$665,303	$4,189,757	$2,928,298

Surrender Charge Protection and Account Values by Product Type

Annuity Surrender Charges and Net (of coinsurance) Account Values at December 31, 2010

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.3	11.0	16.1%	$18,423,555	91.0%
Single-Year Fixed Rate Guaranteed Annuities	10.9	4.6	7.4%	1,325,154	6.5%
Multi-Year Fixed Rate Guaranteed Annuities	6.6	2.2	4.9%	502,526	2.5%

Total	13.9	10.3	15.2%	$20,251,235	100.0%

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2010

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$359,519	$330,456
0.0% < 2.0%	30,374	46,432
2.0% < 3.0%	92,958	105,413
3.0% < 4.0%	40,020	165,577
4.0% < 5.0%	239,380	424,337
5.0% < 6.0%	47,646	308,184
6.0% < 7.0%	132,449	257,258
7.0% < 8.0%	84,604	283,917
8.0% < 9.0%	197,814	233,496
9.0% < 10.0%	202,518	568,644
10.0% or greater	400,398	15,699,841
	$1,827,680	$18,423,555

	Fixed and	Weighted
	Fixed Index	Average
	Annuities	Surrender
	Account Value	Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR
Out of Surrender Charge	$689,975	0.00%
2011	272,862	2.52%
2012	412,614	3.64%
2013	578,684	4.66%
2014	611,898	5.84%
2015	635,429	7.58%
2016	818,232	8.79%
2017	904,787	10.08%
2018	905,930	12.20%
2019	639,691	12.73%
2020	969,483	13.97%
2021	615,713	14.94%
2022	1,107,723	17.20%
2023	4,008,406	19.46%
2024	4,176,609	19.69%
2025	1,254,175	19.49%
2026	1,630,848	19.98%
2027	18,176	20.00%
	$20,251,235	15.22%

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2010

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,608,976	$18,407,060
Multi-year (3 - 7 years)	218,704	16,495
	$1,827,680	$18,423,555

ULTIMATE MINIMUM GUARANTEE RATE:
1.50%	$–	$6,868
2.00%	320,025	1,185
2.20%	4,336	76,119
2.25%	6,008	5,061,330
2.25% (3)	187,941	968,749
3.00% (4)	1,247,455	1,370,221
3.00% (5)	–	10,658,825
3.50% (6)	–	280,258
4.00%	61,915	–
	$1,827,680	$18,423,555

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (7):
No differential	$73,031	$4,827
› 0.0% - 0.25%	898,342	1,055,771
› 0.25% - 0.5%	130,139	369,593
› 0.5% - 1.0% (8)	307,498	1,137,766
› 1.0% - 1.5% (8)	92,763	60,256
› 1.5% - 2.0%	136,208	2,894
› 2.0% - 2.5%	18,493	–
› 2.5% - 3.0%	75,465	–
1.50% ultimate guarantee - 2.50% wtd avg interest rate (9)	–	1,485
2.00% ultimate guarantee - 2.87% wtd avg interest rate (9)	95,741	–
2.25% ultimate guarantee - 2.91% wtd avg interest rate (9)	–	1,477,488
3.00% ultimate guarantee - 3.16% wtd avg interest rate (9)	–	3,083,785
Cumulative floor	–	11,229,690
	$1,827,680	$18,423,555

(1)	In addition, $961,370 (52.6%) of the Fixed Annuities Account Value have market value adjustment protection.
(2)
The contract features for substantially all of the Fixed Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money.  The contract features for less than .5% of the Fixed Index Annuities Account Value are reset every two years.

(3)	Products have a guarantee of 2.25% for the first 10 years, and 3.00% thereafter.
(4)	Products have a guarantee of 3.00% on 100% of the premium.
(5)	Products have a guarantee of 3.00% on less than 100% of the premium.
(6)
Rates applicable to the minimum guaranteed surrender value are 3.50% for the first 5 years, and 3.00% thereafter (applied to less than 100% of the annuity deposits received).  Minimum guaranteed rates for amounts allocated to the fixed rate strategy are 2.25% for the first 10 years, and 3.00% thereafter.

(7)	Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.
(8)
$187,941 of Fixed Annuities Account Value have a guarantee of 2.25% for the first 10 years and 3% thereafter.  They begin increasing in 2014. $669,111 of Index Annuities Account Value is in fixed rate strategies that have a guarantee of 2.25% for the first 10 years and 3% thereafter.  They begin increasing in 2014.

(9)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.0%. The ultimate guaranteed rate is applied on less than 100% of the premium.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2010

Spread Results

	Year Ended December 31,
	2010	2009
Average yield on invested assets	6.06%	6.30%
Cost of money:
Aggregate	2.91%	3.26%
Cost of money for fixed index annuities	2.86%	3.24%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.26%	3.26%
Multi-year rate guaranteed	3.74%	3.88%
Investment spread:
Aggregate	3.15%	3.04%
Fixed index annuities	3.20%	3.06%
Fixed rate annuities:
Annually adjustable	2.80%	3.04%
Multi-year rate guaranteed	2.32%	2.42%

Summary of Invested Assets

	December 31, 2010		December 31, 2009
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$4,388	0.1%	$3,310	–
United States Government sponsored agencies	3,750,065	18.9%	5,557,971	36.2%
United States municipalities, states and territories	2,367,003	11.9%	355,634	2.3%
Corporate securities	7,652,850	38.6%	3,933,198	25.6%
Residential mortgage backed securities	2,878,557	14.6%	2,489,101	16.2%
Total fixed maturity securities	16,652,863	84.1%	12,339,214	80.3%
Equity securities	65,961	0.3%	93,086	0.6%
Mortgage loans on real estate	2,598,641	13.1%	2,449,778	15.9%
Derivative instruments	479,786	2.4%	479,272	3.1%
Other investments	19,680	0.1%	12,760	0.1%
	$19,816,931	100.0%	$15,374,110	100.0%

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2010

Credit Quality of Fixed Maturity Securities - December 31, 2010

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)

1	$12,262,263	73.6%	Aaa/Aa/A	$11,599,255	69.7%
2	4,012,076	24.1%	Baa	3,725,920	22.4%
3	348,256	2.1%	Ba	294,200	1.8%
4	19,178	0.1%	B	69,033	0.4%
5	6,262	0.1%	Caa and lower	959,437	5.7%
6	4,828	–	In or near default	5,018	–
	$16,652,863	100.0%		$16,652,863	100.0%

Watch List Securities - December 31, 2010

General Description	Amortized Cost	Unrealized Losses	Fair Value	Months Below Amortized Cost

Corporate bonds:
Finance, insurance and real estate companies	$10,260	$(660)	$9,600	0 - 45
U.S. retail company	10,479	(1,304)	9,175	67
	$20,739	$(1,964)	$18,775

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2010

Summary of Residential Mortgage Backed Securities

Collateral Type	NAIC Designation	Principal Amount	Amortized Cost	Fair Value
		(Dollars in thousands)
OTTI has not been recognized
Government agency	1	$341,430	$308,917	$307,939
Prime	1	1,661,865	1,573,960	1,634,953
	2	1,500	1,480	1,363
	3	52,677	51,239	45,499
Alt-A	1	55,022	54,512	56,072
	2	5,123	5,216	4,708
		$2,117,617	$1,995,324	$2,050,534
OTTI has been recognized
Prime	1	$135,747	$123,053	$115,519
	2	331,762	304,578	279,488
	3	62,145	58,765	52,738
Alt-A	1	260,021	224,492	212,030
	2	183,992	146,413	125,259
	3	49,314	43,343	40,287
	6	4,709	4,060	2,702
		$1,027,690	$904,704	$828,023
Total by collateral type
Government agency		$341,430	$308,917	$307,939
Prime		2,245,696	2,113,075	2,129,560
Alt-A		558,181	478,036	441,058
		$3,145,307	$2,900,028	$2,878,557
Total by NAIC designation
	1	$2,454,085	$2,284,934	$2,326,513
	2	522,377	457,687	410,818
	3	164,136	153,347	138,524
	6	4,709	4,060	2,702
		$3,145,307	$2,900,028	$2,878,557

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2010

Mortgage Loans by Region and Property Type

	December 31, 2010		December 31, 2009
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$618,250	23.6%	$560,256	22.9%
Middle Atlantic	172,443	6.6%	168,246	6.9%
Mountain	402,965	15.4%	388,940	15.8%
New England	42,695	1.6%	44,541	1.8%
Pacific	247,254	9.5%	216,382	8.8%
South Atlantic	496,606	19.0%	464,077	18.9%
West North Central	419,002	16.0%	410,883	16.7%
West South Central	215,650	8.3%	201,719	8.2%
	2,614,865	100.0%	2,455,044	100.0%
Loan loss allowance	(16,224)		(5,266)
	$2,598,641		$2,449,778

Property type distribution
Office	$683,404	26.1%	$664,701	27.1%
Medical Office	166,930	6.4%	145,390	5.9%
Retail	589,369	22.5%	564,023	23.0%
Industrial/Warehouse	666,908	25.5%	610,279	24.9%
Hotel	151,516	5.8%	155,594	6.3%
Apartments	131,682	5.1%	122,854	5.0%
Mixed use/other	225,056	8.6%	192,203	7.8%
	2,614,865	100.0%	2,455,044	100.0%
	(16,224)		(5,266)
	$2,598,641		$2,449,778

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2010

Shareholder Information

Corporate Offices:

American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266

Inquiries:

D.J. Noble, Executive Chairman
(515) 457-1703, dnoble@american-equity.com

Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com

John M. Matovina, Vice Chairman, Chief Financial Officer and Treasurer
(515) 457-1813, jmatovina@american-equity.com

Common Stock and Dividend Information:

New York Stock Exchange symbol: “AEL”

				Dividend
	High	Low	Close	Declared
2010
First Quarter	$10.99	$6.65	$10.65	$0.00
Second Quarter	$11.64	$8.53	$10.32	$0.00
Third Quarter	$11.19	$9.19	$10.24	$0.00
Fourth Quarter	$13.01	$10.11	$12.55	$0.10

2009
First Quarter	$7.40	$2.96	$4.16	$0.00
Second Quarter	$8.86	$4.01	$5.58	$0.00
Third Quarter	$8.65	$5.24	$7.02	$0.00
Fourth Quarter	$8.40	$6.10	$7.44	$0.08

Transfer Agent:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com

Annual Report and Other Information:

Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2010

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Paul Sarran, Mark Finkelstein
Macquarie (USA) Equities Research
(312) 660-9137 paul.sarran@macquarie.com
(312) 660-9179 mark.finkelstein@macquarie.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com

Edward Shields
Sandler O’Neill & Partners
(312) 281-3487
eshields@sandleroneill.com

Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com